SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2002

URS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (I.R.S. Employer Identification No.)

100 CALIFORNIA STREET, SUITE 500,
SAN FRANCISCO, CALIFORNIA 94111-4529
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6
Exhibit 99.7
Exhibit 99.8
Exhibit 99.9
Exhibit 99.10
Exhibit 99.11

ITEM 2	ACQUISITION OR DISPOSITION OF ASSETS

          On August 22, 2002, URS Corporation (“URS”) acquired Carlyle-EG&G Holdings Corp. (“EG&G”) and Lear Siegler Services (“Lear”) pursuant to an Agreement and Plan of Merger, dated July 16, 2002, by and among URS, URS Holdings, Inc. (“URS Holdings”), URS-LSS Holdings, Inc. (“URS-LSS”), EG&G, Lear and EG&G Technical Services Holdings, L.L.C. (the “Merger Agreement”). As contemplated by the Merger Agreement, EG&G was merged with and into URS Holdings, a wholly owned subsidiary of URS, with URS Holdings being the surviving corporation, and Lear was merged with and into URS-LSS, with URS-LSS being the surviving corporation and continuing as a wholly owned subsidiary of URS under the name “Lear Siegler Services, Inc.”

ITEM 7		FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	(a)	FINANCIAL STATEMENTS

          The financial statements of EG&G and Lear will be filed by amendment as soon as practicable and in any event not later than 60 days after the date upon which this Form 8-K is required to be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information will be filed by amendment as soon as practicable and in any event not later than 60 days after the date upon which this Form 8-K is required to be filed.

     (c)  The exhibits accompanying this report are furnished in accordance with the provisions of Item 601 of Regulation S-K and are listed in the accompanying Exhibit Index.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

URS CORPORATION

Dated:	September 5, 2002	By:	/s/ Kent P. Ainsworth
Kent P. Ainsworth Executive Vice President Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Management Rights and Standstill Agreement, dated August 22, 2002, by and among URS Corporation, Carlyle-EG&G, L.L.C., EG&G Technical Services Holdings, L.L.C., and TC Group, L.L.C.

99.2	Registration Rights Agreement, dated August 22, 2002, by and among URS Corporation, Blum Strategic Partners, L.P., Blum Capital Partners, L.P., Carlyle-EG&G, L.L.C., and EG&G Technical Services Holdings, L.L.C.

99.3	Escrow Agreement, dated August 22, 2002, by and among URS Corporation, URS Holdings, Inc., URS-LSS Holdings, Inc., EG&G Technical Services Holdings, L.L.C., and State Street Bank and Trust Company of California, N.A.

99.4	Certificate of Designation of Series D Senior Convertible Participating Preferred Stock, as filed with the Delaware Secretary of State on August 22, 2002.

99.5	Certificate of Designation of Series E Senior Cumulative Convertible Participating Preferred Stock, as filed with the Delaware Secretary of State on August 22, 2002.

99.6	Employment Agreement, dated August 22, 2002, by and between George R. Melton and URS Corporation.

99.7	Indenture, dated as of August 22, 2002, by and among URS Corporation, the Subsidiary Guarantors and U.S. Bank, N.A., as Trustee.

99.8	Second Supplemental Indenture, dated as of August 22, 2002, by and among URS Corporation, the Restricted Subsidiaries, and U.S. Bank, N.A., (previously known as Firstar Bank of Minnesota, N.A.), as Trustee.

99.9	Registration Rights Agreement, dated August 22, 2002, by and among URS Corporation, the Subsidiary Guarantors and Credit Suisse First Boston Corporation, entered into in connection with the 11 1/2 % Senior Notes due 2009.

EXHIBIT
NUMBER	DESCRIPTION

99.10	Credit Agreement, dated August 22, 2002, by and among URS Corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston and Wells Fargo Bank, National Association, as Co-Lead Arrangers, Credit Suisse First Boston as Administrative Agent, Harris Trust & Savings Bank, BNP Paribas and The Royal Bank of Scotland PLC, as Documentation Agents and Wells Fargo Bank, National Association as Syndication Agent, with exhibits.

99.11	Press Release of URS dated August 22, 2002.